UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________
FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 3, 2013 (July 17, 2013)
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GULFPORT ENERGY CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	000-19514 (Commission File Number)	73-1521290 (I.R.S. Employer Identification Number)
14313 North May Avenue Suite 100 Oklahoma City, OK (Address of principal executive offices)		73134 (Zip code)
(405) 848-8807 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Explanatory Note
The purpose of this Amendment No. 1 to the Current Report on Form 8-K of Gulfport Energy Corporation (the “Form 8-K”), as filed with the Securities and Exchange Commission on July 17, 2013, is to file Exhibit 101 to the Form 8-K, which provides certain items from our Form 8-K formatted in eXtensible Business Reporting Language (“XBRL”).
No other changes have been made to the Form 8-K other than the filing of the exhibit described above. This Amendment No. 1 does not reflect subsequent events occurring after the original date of the Form 8-K or modify or update in any way disclosures made in the Form 8-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GULFPORT ENERGY CORPORATION

Date: September 3, 2013	By: /s/ Michael G. Moore Michael G. Moore Chief Financial Officer

Exhibit Index

Number	Exhibit

101.INS*	XBRL Instance Document.
101.SCH*	XBRL Taxonomy Extension Schema Document.
101.CAL*	XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF*	XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB*	XBRL Taxonomy Extension Labels Linkbase Document.
101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document.
*    Filed herewith.